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                                                            EXHIBIT 10.16F

                              DEED OF ADHERENCE
                              -----------------


THIS DEED OF ADHERENCE is made the 18th day of June, 1997.

BETWEEN:

(1)  Star Digitel Limited, a company incorporated in Hong Kong (the
     "Company"); and

(2) IWC China Limited, a company incorporated in Mauritius (the "New Shareholder").

WHEREAS:

(A) On the 4th day of April, 1997, the Company and its shareholders entered into an Amended and Restated Shareholders' Agreement (the "Shareholders' Agreement") to which a form of this Deed is attached as Exhibit A.

(B) The New Shareholder wishes to have transferred to it 85,030,000 shares (the "Shares") in the share capital of the Company from International Wireless Communications, Inc., a company incorporated in the State of Delaware, U.S.A. (the "Old Shareholder") and to subscribe for an additional 146,870,000 shares in the share capital of the Company, and in accordance with the Shareholders' Agreement has agreed to enter into this Deed.

(C) The Company enters this Deed on behalf of itself and as agent for all the existing Shareholders of the Company.

NOW THIS DEED WITNESSES as follows:

1.   INTERPRETATION.

     In this Deed, except as the context may otherwise require, all words and expressions defined in the Shareholders' Agreement shall have the same meanings when used herein.

2.   COVENANT.

     The New Shareholder hereby covenants to the Company as trustee for all other persons who are at present or who may hereafter become bound by the Shareholders' Agreement, and to the Company itself to adhere to and be bound by all the duties, burdens and obligations of a shareholder holding the same class of share capital as the Shares imposed pursuant to the provisions of the Shareholders' Agreement and all documents expressed in writing to be supplemental or ancillary thereto as if the New Shareholder had been an original party to the Shareholders' Agreement since the date thereof.


                                       1.
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3.   REFERENCES TO IWC.

     All references to "IWC" in the Shareholders' Agreement (other than in the recitals and in the definition of "IWC Management Services Agreement" and "Noncompetition Agreement") shall be deemed a reference to IWC China Limited.

4.   NOTICE FOR ADDRESSES.

     Section 16.2(b) of the Shareholders Agreement shall be deleted in its entirety and replaced as follows:

          "(b) if to IWC, to:

               IWC China Limited
               400 South El Camino Real
               San Mateo, California 94402
               United States of America

               Attention:  Mr. Doug Sinclair
               Facsimile No.: 1-415-548-1842"


5.   ENFORCEABILITY.

     Each existing shareholder and the Company shall be entitled to enforce the Shareholders' Agreement against the New Shareholder, and the New Shareholder shall be entitled to all rights and benefits of the Old Shareholder (other than those that are non-assignable) under the Shareholders' Agreement in each case as if the New Shareholder had been an original party to the Shareholders' Agreement since the date thereof.

6.   GOVERNING LAW.

     THIS DEED OF ADHERENCE SHALL BE GOVERNED BY AND CONSTRUED IN
     ACCORDANCE WITH THE LAWS OF ENGLAND AND WALES.



                                       2.
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IN WITNESS WHEREOF, this Deed of Adherence has been executed as a deed on the date first above written.


                              STAR DIGITEL LIMITED


                              By:  /s/ Wei Yuan
                                 -------------------------------------
                                   Name:  Mr. Wei Yuan
                                   Title:  President and Chief
                                           Executive Officer



                              IWC CHINA LIMITED

                              By:  /s/ Hugh B.L. McClung
                                 -------------------------------------
                                   Name:  Hugh B.L. McClung
                                   Title:  Director




                                       3.